SUN POWER CORPORATION

CONSULTING AGREEMENT

This Consulting Agreement (this "Agreement") is made and entered into as of June 24, 2002 by and between Sun Power Corporation ("Sun Power"), and Lexington Ventures, Inc. (the "Consultant").

WHEREAS the Company desires to retain the Consultant to provide the Company with consulting services as set forth in this Agreement (the "Services"), and the Consultant has agreed to provide the Services to the Company on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

1. Engagement and Responsibilities

1.1 Upon the terms and subject to the conditions set forth in this Agreement, Sun Power hereby engages the Consultant as a consultant, and the Consultant accepts such engagement. Unless Sun Power consents otherwise, the Consultant agrees that Larry Gordon shall be primarily responsible for performing the Services under this Agreement.

1.2 The Consultant shall have no right or authority, express or implied, to commit or otherwise obligate Sun Power in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by Sun Power.

1.3 In performing the Services, the Consultant shall be an independent contractor and not an employee or agent of Sun Power, except that the Consultant shall be the agent of Sun Power solely in circumstances where the Consultant must be the agent to carry out his obligations as set forth in this Agreement. Nothing in this Agreement shall be deemed to require the Consultant to provide the Services exclusively to Sun Power and the Consultant hereby acknowledges that Sun Power is not required and shall not be required to make any remittances and payments required of employers by statute on the Consultant's behalf and the Consultant or any of his agents shall not be entitled to the fringe benefits provided by Sun Power to its employees.

1.4 The Consultant agrees to perform the Services to assist Sun Power in achieving the following business objectives:

(a) Sun Power wishes to implement and secure a $2 million dollar equity offering with a registered broker dealer;

(b) Sun Power wants to contact various market makers within the scope of its capitalization and inform them of the opportunities within Sun Power;

(c) Sun Power wishes to create a public awareness of the stock issue via the Internet, broker dealer relations, and use of financial news networks, etc.;

(d) Sun Power will embark on an additional corporate financial structure that will enable it to pursue various forms of financing either through a private placement, a secondary offering, or funding from various institutions or pension funds; and

(e) Sun Power will pursue a merger and acquisition program by locating and evaluating synergistic opportunities that could be beneficial towards the total evaluation and growth of Sun Power.

1.5 The Consultant's duties and responsibilities shall include assistance in identifying, developing and promoting the formation of relationships with Persons (as defined herein) that may be beneficial to Sun Power. These relationships would include potential strategic partners, merger or acquisition candidates, customers, business contacts, employees, agents, consultants, broker dealers or other valuable contacts for Sun Power.

1.6 During the term of this Agreement, the Consultant shall devote sufficient time, attention, and ability to the business of Sun Power and to any associated company, as is reasonably necessary for the proper performance of the Services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Consultant to devote his exclusive time, attention and ability to the business of Sun Power. During the term of this Agreement, the Consultant shall, and shall cause each of his agents assigned to performance of the Services on behalf of the Consultant, to:

(a) at all times perform the Services faithfully, diligently, to the best of his abilities and in the best interests of Sun Power;

(b) devote such of his time, labour and attention to the business of Sun Power as is necessary for the proper performance of the Services hereunder; and

(c) refrain from acting in any manner contrary to the best interests of Sun Power or contrary to the duties of the Consultant as contemplated herein.

1.7 Sun Power acknowledges that the Consultant retains the right to provide consulting services to other Persons and nothing in this Agreement shall be construed to limit or restrict Consultant in conducting such business with respect to others, or in rendering advice to others or conducting any other business, provided that the Consultant does not act for or represent any other Person whose business directly or indirectly competes with the business of Sun Power.

1.8 Sun Power acknowledges that the Consultant is not a broker dealer and will not partake in the following activities:

(a) providing evaluations;

(b) negotiating or advising to the structure or terms of a security offering;

(c) participating in negotiations with third-party investors;

(d) performing due diligence for broker dealers;

(e) participating in the preparation or distribution of documents relating to a securities offering; or

(f) participating in securities distribution.

2. Definitions

"Person" shall mean an individual, corporation, partnership, limited liability company or partnership, association, trust, government or governmental agency, or other entity.

3. Compensation; Reimbursement of Expenses

3.1 The parties acknowledge and agree that the Consultant's capital compensation is fee based and will not be percentage based in relation to any type of securities offering.

3.2 As compensation for the Services rendered by the Consultant pursuant to this Agreement, Sun Power shall:

(a) pay to the Consultant a $6,500 monthly fee for the first three months of the term of this Agreement and $10,000 a month thereafter;

(b) grant to the Consultant an aggregate of 800,000 share purchase warrants (the "Warrants"), which warrants will be issued to the Consultant upon the execution of all necessary documents, including a Subscription Agreement in the form attached to this Agreement as Schedule "A", are exercisable for a period of four (4) years from the date of this Agreement and entitle the Consultant to purchase up to 800,000 common shares of the Company (the "Warrant Shares") as follows:

(i) 100,000 of the Warrants shall vest and shall be exercisable upon execution of this Agreement at a price of $2.10 per share;

(ii) 100,000 of the Warrants shall vest and shall be exercisable on the day which is 90 days after the execution of this Agreement at a price of $2.10 per share;

(iii) 200,000 of the Warrants shall vest and shall be exercisable on the day which is 180 days after the execution of this Agreement at a price of $3.00 per share;

(iv) 200,000 of the Warrants shall vest and shall be exercisable on the day which is 270 days after the execution of this Agreement at a price of $3.00 per share; and

(v) 200,000 of the Warrants shall vest and shall be exercisable on the day which is 365 days after the execution of this Agreement at a price of $3.00 per share,

provided that the grant of the Warrants, except the 100,000 Warrants referred to in Section 3.2(b)(i) of this Agreement, may be cancelled at the sole and unfettered discretion of Ken Swaisland on behalf of Sun Power.

3.3 If Sun Power completes an underwritten offering of its common stock at a price (the "Offering Price") which is less than any exercise price set forth in Section 3.2(b) of this Agreement, then such exercise price shall be lowered to a price per share equal to the Offering Price.

3.4 Except as otherwise stated herein, the Consultant acknowledges that the Warrants and the shares issuable upon exercise of the Warrants will not be registered under the United States Securities Act of 1933 (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. persons, except pursuant to an effective registration statement under the 1933 Act, pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws.

3.5 Sun Power agrees, from time to time upon request, to reimburse the Consultant for all reasonable out-of-pocket expenses and disbursements incurred in connection with this retention. However, the Consultant shall not be entitled to reimbursement for out-of-pocket expenses in excess of $500 in aggregate without the prior written consent of Sun Power.

4. Term of Engagement

4.1 This Agreement shall become effective as of the 24th day of June, 2002 (the "Effective Date"), and shall continue for a period of twelve (12) months from the Effective Date or until earlier terminated pursuant to the terms of this Agreement. This Agreement may be terminated by either party by giving the other 10 days' written notice of such termination.

4.2 Upon termination of this Agreement for any reason, the Consultant shall promptly deliver the following in accordance with the directions of Sun Power:

(a) a final accounting, reflecting the balance of expenses incurred by the Consultant in connection with the performance of the Services as of the date of termination; and

(b) all documents pertaining to Sun Power or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Consultant shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to Sun Power.

4.3 Upon termination of this Agreement, the Consultant shall be entitled to receive as its full and sole compensation in discharge of obligations of Sun Power to the Consultant under this Agreement all sums due and payable under this Agreement to the date of termination and the Consultant shall have no right to receive any further payments; provided, however, that Sun Power shall have the right to offset against any payment owing to the Consultant under this Agreement any reasonable damages, liabilities, costs or other expenses owed to Sun Power by the Consultant.

5. Confidentiality

5.1 The Consultant shall not, except as authorized or required by its duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of Sun Power, which may come to its knowledge during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to it and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to Sun Power's business or may be likely so to do. This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to information or knowledge which may come into the public domain.

5.2 The Consultant shall comply, and shall cause its agents to comply, with such directions as Sun Power shall make to ensure the safeguarding or confidentiality of all such information. Sun Power may require that any agent of the Consultant execute an agreement with Sun Power regarding the confidentiality of all such information.

6. Indemnification

Sun Power agrees to indemnify and hold harmless the Consultant and its directors, officers, agents and employees, and each other person, if any, controlling the Consultant ("Indemnified Parties"), from and against any losses, claims, damages or liabilities (or actions, including shareholder actions, in respect thereof) related to or arising out of this engagement and Consultant's actions pursuant to this Agreement, and will reimburse the Indemnified Parties for all expenses (including counsel fees and court costs) as they are incurred by the Indemnified Parties in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which any of the Indemnified Parties is a party. If a claim for indemnification hereunder is to be made by any party entitled to be indemnified hereunder, such party shall provide prompt written notice to Sun Power of the commencement of such action or assertion of such claim, but the failure to give such notice shall not affect any obligation of Sun Power to indemnify such party, except to the extent (and only to the extent) that Sun Power is materially prejudiced in its defense. Sun Power will not, however, be responsible for any claims, liabilities, losses, damages or expenses which are determined to have resulted from Consultants' negligence, bad faith or willful misconduct. Sun Power also agrees that none of the Indemnified Parties shall have any liability to Sun Power for or in connection with such engagement except for any such liability for losses, claims, damages, liabilities or expenses incurred by Sun Power that is determined to have resulted from the Consultants' bad faith or willful misconduct. The foregoing indemnification shall be in addition to any rights that any of the Indemnified Parties may have at common law or otherwise, including, but not limited to, any rights to contribution.

7. Corporate Obligation

The obligations of the Consultant are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of the Consultant shall be subject to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of any other party to this Agreement.

8. Miscellaneous

8.1 Notices. All notices, requests, demands and other communications (collectively, "Notices") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, postage prepaid, addressed to the party at the address set forth on the signature page of this Agreement. Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section

8.2 Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, related to the subject matter of this Agreement are hereby merged herein.

8.3 Waiver and Amendment. No provision of this Agreement may be waived unless in writing signed by all the parties to this Agreement, and waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.

8.4 Governing Law. This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

8.5 Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8.6 Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

8.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8.8 Attorneys' Fees. If any action or proceeding is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover as an element of its costs, and not its damages, reasonable attorneys' fees to be fixed by the court. The prevailing party is the party who is entitled to recover the costs of its action or proceeding, whether or not such action or proceeding proceeds to final judgment. A party not entitled to recover its costs of suit may not recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining whether a party is entitled to recover its costs or attorneys' fees.

8.9 Judicial Interpretation. Should any provision of this Agreement or any of the Warrants require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof or thereof shall be more strictly construed against any person by reason of the rule of construction that a document is to be construed more strictly against the person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement and the Warrants.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SUN POWER CORPORATION

/s/ Andrew Schwab
Per:
Andrew Schwab, President

LEXINGTON VENTURES, INC.

/s/ Larry Gordon
Per:
Larry Gordon, President

SCHEDULE "A"

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the

_______

day of

__________________

, 2002 by and between SUN POWER CORPORATION (the "Company"), whose business address is 112c Longview Drive, Los Alamos, New Mexico 87544, and LEXINGTON VENTURES, INC. (the "Consultant"), whose address is fwingdings;.

RECITALS

WHEREAS:

A. The parties have entered into an agreement dated June 24, 2002 (the "Consulting Agreement"), pursuant to which the Consultant has agreed to provide various consulting services to the Company; and

B. In part consideration for such services, the Company has agreed under the Consulting Agreement to issue to the Consultant an aggregate of eight hundred thousand (800,000) share purchase warrants (the "Warrants") entitling the Consultant to purchase up to 800,000 shares of common stock in the capital of the Company.

NOW, THEREFORE, the parties hereto agree as follows:

  Issuance of the Shares and the Warrants

    In part consideration for the services rendered by the Consultant under the Consulting Agreement, the Company hereby agrees to issue to the Consultant the Warrants on the basis of the representations and warranties and subject to the terms and conditions set forth herein. The Warrants and the shares of common stock issuable upon exercise of the Warrants are collectively referred to in this Agreement as the "Securities".

  Subscription Agreement and Direction

    The Consultant must complete, sign and return to the Company the following documents:

      two (2) executed copies of this Agreement;

      the Prospective Investor Suitability Questionnaire in the form attached as Appendix 2 (the "Questionnaire"); and

      the Delivery Instructions in the form attached as Appendix 1.

    The Consultant shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

  Closing

    Closing of the offering of the Securities (the "Closing") shall as soon as practicable following the execution of this Agreement by the parties or on such other date as may be agreed between the parties (the "Closing Date").

  Acknowledgements of Consultant

    The Consultant acknowledges and agrees that:

      none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

      the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

      the Consultant has received and carefully read this Agreement, and has carefully reviewed all of the Company's filings with the Securities and Exchange Commission (collectively the "Company Information");

      the decision to execute this Agreement and acquire the Warrants pursuant to this Agreement has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of the Company Information and any other public information which has been filed by the Company with the Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Consultant, the Consultant acknowledges that the business plan may not be achieved or be achievable;

      the Consultant and the Consultant's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the issuance of the Warrants hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information;

      the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Consultants during reasonable business hours at its principal place of business and that all documents, records and books in connection with the issuance of the Warrants hereunder have been made available for inspection by the Consultant, the Consultant's attorney and/or advisor(s);

      the Company is entitled to rely on the representations and warranties and the statements and answers of the Consultant contained in this Agreement, and the Consultant will hold harmless the Company from any loss or damage it may suffer as a result of the Consultant's failure to correctly complete this Agreement;

      it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Consultant contained herein or in any document furnished by the Consultant to the Company in connection herewith being untrue in any material respect or any breach or failure by the Consultant to comply with any covenant or agreement made by the Consultant to the Company in connection therewith;

      the issuance of the Warrants to the Consultant will not be completed if it would be unlawful;

      it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Warrants and the Company, and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

      none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Consultant that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in shares of the Company on the Over-the-Counter Bulletin Board service of the National Association of Shares Dealers Inc.;

      no documents in connection with the sale of the Warrants hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators; and

      there is no government or other insurance covering any of the Securities.

  Representations, Warranties and Covenants of the Consultant

    The Consultant hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

      the Consultant is a U.S. Person;

      the Consultant has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Consultant is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Consultant;

      the Consultant (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

      the Consultant is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment and the Consultant has carefully read and considered the matters set forth under the heading "Risk Factors" appearing in the Company's latest Form 10-KSB;

      the Consultant has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Consultant's decision to invest in the Securities and the Company;

      it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

      it has a prior relationship with the management of the Company and is intimately familiar with the business and affairs of the Company as it has had access to any information about the Company and its business and affairs;

      it is acquiring the Warrants as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Warrants;

      the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Consultant or of any agreement, written or oral, to which the Consultant may be a party or by which the Consultant is or may be bound;

      the Consultant has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Consultant enforceable against the Consultant;

      it is able to fend for itself with respect to its investment in the Warrants and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

      the Consultant is not acquiring the Warrants as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

      no person has made to the Consultant any written or oral representations:

        that any person will resell or repurchase any of the Securities;

        that any person will refund the purchase price of any of the Securities;

        as to the future price or value of any of the Securities; or

        that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

    In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

  Representations and Warranties will be Relied Upon by the Company

    The Consultant acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Consultant's eligibility to purchase the Warrants under applicable securities legislation. The Consultant further agrees that by accepting delivery of the certificates representing the Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Consultant at the Closing Date and that they will survive the purchase by the Consultant of the Warrants and will continue in full force and effect notwithstanding any subsequent disposition by the Consultant of any of the Warrants.

  Resale Restrictions

    The Consultant acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Consultant. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

  Legending of Subject Securities

    The Consultant hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

    THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

    The Consultant hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

  Costs

    The Consultant acknowledges and agrees that all costs and expenses incurred by the Consultant (including any fees and disbursements of any special counsel retained by the Consultant) relating to the acquisition of the Securities shall be borne by the Consultant.

  Governing Law

    This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable herein.

  Survival

    This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the acquisition of the Securities by the Consultant pursuant hereto.

  Assignment

    This Agreement is not transferable or assignable.

  Severability

    The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

  Entire Agreement

    Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the issuance of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

  Notices

    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices shall be directed to the respective addresses of the parties first set forth above.

  Counterparts

    This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

  Electronic Means

    Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above mentioned.

IN WITNESS WHEREOF each of the parties has duly executed this Agreement as of the date first above mentioned.

SUN POWER CORPORATION

Per:
Andrew Schwab, President

LEXINGTON VENTURES, INC.

Per:
Larry Gordon, President

APPENDIX 1

DELIVERY INSTRUCTIONS

Sun Power Corporation
112c Longview Drive
Los Alamos, New Mexico 87544

Dear Sirs:

Re: Issuance of Shares and Warrants

1. Delivery - please deliver the Shares and Warrants to:

2. Registration - registration of the Shares and Warrants should be made as follows:

(name)

(address)

3. The undersigned hereby acknowledges that it will deliver to SUN POWER CORPORATION all such additional completed forms in respect of the Subscriber's acquisition of the Shares and Warrants as may be required for filing with the appropriate securities commissions and regulatory authorities.

DATED:   , 20002

LEXINGTON VENTURES, INC.

Per:
Larry Gordon, President

APPENDIX 1

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by a Subscriber who has indicated an interest in acquiring Warrants of SUN POWER CORPORATION (the "Company"). The purpose of this Questionnaire is to assure the Company that the Subscriber will meet the standards imposed by the United States Securities Act of 1933 (the "1933 Act") and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Warrants will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) of the 1933 Act and Regulation D or Regulation S promulgated thereunder. This Questionnaire is not an offer of Warrants or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Warrants hereunder.

Please attach additional pages if necessary to answer any question fully.

REPRESENTATIONS OF SUBSCRIBER

This item is presented in alternative form. Please initial in the space provided the applicable alternative.

_____ ALTERNATIVE ONE: The Subscriber covenants, represents and warrants to the Company that it has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and risks of an investment in the Warrants and Company and is not utilizing a Purchaser Representative in connection with evaluating such merits and risks. The Subscriber is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire.

_____ ALTERNATIVE TWO: The Subscriber covenants, represents and warrants to the Company that it has chosen to use the services of a Purchaser Representative acceptable to the Subscriber in connection with the Subscriber's purchase of the Warrants. The Subscriber hereby acknowledges that the person named below is its Purchaser Representative who will assist and advise the Subscriber in evaluating the merits and risks of an investment in the Warrants and the Company and affirms that such Purchaser Representative has previously disclosed in writing any material relationship that exists between the Purchaser Representative (or its affiliates) and the Company (or its affiliates) that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

_____________________________________________________________________________________________
(name of Purchaser Representative)

_____________________________________________________________________________________________
(address of Purchaser Representative)

If the Subscriber utilizes a Purchaser Representative, this Questionnaire must be accompanied by a completed and signed Purchaser Representative Questionnaire, a copy of which can be obtained from the Company upon request.

FOR INDIVIDUAL INVESTORS

1. Name:______________________________________________________________________________________________

2. Residential Address & Telephone Number:_________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

3. Length of Residence in State of Residence: _________________________________________________________________

4. U.S. Citizen: _____ Yes _____ No

5. Social Security Number: ________________________________________________________________________________

6. Business Address & Telephone Number:____________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

7. Preferred Mailing Address: _____ Residence _____ Business

8. Other:_______________________________________________________________________________________________

9. Date of Birth: _________________________________________________________________________________________

10. Employer and Position: _________________________________________________________________________________

11. Name of Business: _____________________________________________________________________________________

12. Business or Professional Education and Degrees:

School Degree Year Received

____________________________________________________________________________________________________

____________________________________________________________________________________________________

13. Prior Employment (last 5 years):

Employer Nature of Duties Dates of Employment

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

FOR INVESTORS THAT ARE CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

15 Name:_______________________________________________________________________________________________

16. Address of Principal Office:______________________________________________________________________________

17. Telephone:___________________________________________________________________________________________

18. Date and State of Incorporation or Organization:_____________________________________________________________

____________________________________________________________________________________________________

19. Taxpayer Identification Number:__________________________________________________________________________

20. Nature of Business:_____________________________________________________________________________________

21. Individual Authorized to Execute this Questionnaire (indicate name and office):____________________________________

____________________________________________________________________________________________________

FOR ALL INVESTORS

22. Relationship to the Company, if any: ______________________________________________________________________

23. Is the Subscriber an officer of director of a publicly-held company?

____ Yes _____ No

If yes, specify company: _______________________________________________________________________________

24. Does the Subscriber beneficially own 10% or more of the voting securities of a publicly-held company?

____ Yes _____ No

If yes, specify company: _______________________________________________________________________________

25. Within the last 5 years, has the Subscriber personally invested in investments sold by means of private placements in reliance on exemptions from registration under the 1933 Act and State securities laws?

____ Yes _____ No

26. Prior investments by the Subscriber which were purchased in reliance on exemptions from registration under the 1933 Act and State securities laws (initial the highest number applicable):

Amount (Cumulative)

Real Estate: Up to $50,000 to Over
None: _____ $50,000 _____ $250,000 _____ $250,000 _____

Securities: Up to $50,000 to Over
None: _____ $50,000 _____ $250,000 _____ $250,000 _____

Other: Up to $50,000 to Over
None: _____ $50,000 _____ $250,000 _____ $250,000 _____

27. Does the Subscriber consider itself to be an experienced and sophisticated investor?

____ Yes _____ No

If so, please provide evidence of investment sophistication and/or experience:

____________________________________________________________________________________________________

____________________________________________________________________________________________________

28. Does the Subscriber, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of the Company and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Shares and the Company, should the Subscriber be given an opportunity to so invest?

____ Yes _____ No

29. Listed below are the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act. Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies:

  Category 1 An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

  Category 2 A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

  Category 3 A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  Category 4 A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

  Category 5 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

  Category 6 A director or executive officer of the Company;

  Category 7 A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

  Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the prospective Subscriber claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

30. If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

____________________________________________________________________________________

____________________________________________________________________________________

31 If the Subscriber is a trust, corporation, partnership or other entity which was recently formed for the specific purpose of acquiring the Shares, set forth the number of equity owners of such entity who are and who are not Accredited Investors in the space provided below.

____________________________________________________________________________________

____________________________________________________________________________________

32. If the Subscriber is an individual, please indicate the Subscriber's and his/her spouse's combined gross income during the preceding two years (initial the highest number applicable):

2001 2000

_____ Less than $75,000 _____ Less than $75,000

_____ $75,001 to $100,000 _____ $75,001 to $100,000

_____ $100,001 to $200,000 _____ $100,001 to $200,000

_____ $200,001 to $300,000 _____ $200,001 to $300,000

_____ $Over $300,000 _____ $Over $300,000

33. If the Subscriber is an individual, please indicate the Subscriber's and his/her spouse's combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

_____ Less than $100,000 _____ $300,0001 to $500,000

_____ $100,001 to $200,000 _____ $500,001 to $1,000,000

_____ $200,001 to $300,000 _____ Over $1,000,000

34. Regardless of the amount of the proposed investment:

(a) Will the Subscriber's proposed investment exceed 10% of its individual net worth, or the Subscriber's joint net worth with its spouse as determined in subparagraph 33 above?

_____ Yes _____ No

(b) Will the Subscriber be able to bear the economic risk of its investment in this transaction?

_____ Yes _____ No

35. If the Subscriber does not qualify as an Accredited Investor, please provide answers to the following questions (Accredited Investors may omit answers to this paragraph).

(a) State total assets of the Subscriber, including cash, stocks and bonds, automobiles, real estate, and any other assets:

$____________________________________________________________________________________________

(b) State total liabilities of the Subscriber including real estate indebtedness, accounts payable, taxes payable and any other liabilities:

$____________________________________________________________________________________________

(c) State annual income of the Subscriber including salary, securities income, rental income and any other income:

$____________________________________________________________________________________________

(d) State annual expenses of the Subscriber, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:

$____________________________________________________________________________________________

(e) Does the Subscriber expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future:

____ Yes _____ No

If yes, explain:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the

_______

day of

__________________

,

_______

.
If a Corporation, Partnership or Other Entity:	If an Individual:
Print of Type Name of Entity Signature of Authorized Signatory Type of Entity	Signature Print or Type Name Social Security/Tax I.D. No.